Corporate Presentation October 4, 2017

Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward- looking statements for this purpose and include, among others, statements relating to: the potential advantages of our product candidates; the initiation, design and timing of pre-clinical studies and clinical trials and activities and the reporting of the results thereof; the timing of regulatory submissions and actions; expected milestones; and all other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. Forward-looking statements are based upon our current expectations and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Factors that could cause or contribute to such differences include, among others: that interim clinical trial results are not necessarily indicative of final clinical results and final clinical trial results may not be positive with regard to safety or efficacy of FCX-007; uncertainties and delays relating to the initiation, enrollment and completion of pre-clinical studies and clinical trials, including with respect to FCX-007, FCX-013 and our other product candidates; whether pre-clinical study and clinical trial results will validate and support the safety and efficacy of our product candidates; the risk that results seen in pre-clinical studies may not be replicated in humans; varying interpretation of pre-clinical and clinical data; unanticipated or excess costs relating to the development of our gene therapy product candidates; our ability to obtain additional capital to continue to fund operations; our ability to maintain our collaboration with Intrexon Corporation; and the other factors discussed under the caption “Item 1A. Risk Factors” in our most recent Form 10-K and Form 10-Qs which are available through the “Investors—SEC Filings” page of our website at www.fibrocell.com. As a result, you should not place undue reliance on forward-looking statements. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. 2

Proprietary autologous fibroblast cell capabilities + Ex vivo genetic modification of patients’ own fibroblast cells FCX-007 Recessive Dystrophic Epidermolysis Bullosa (RDEB) FCX-013 Moderate to Severe Localized Scleroderma Arthritis and related conditions 3 Fibrocell at a Glance Personalized medical breakthroughs for diseases of the skin and connective tissue • Three patients dosed and interim data reported; additional dosing of adult patients expected in 4Q17; pediatric enrollment expected in 1Q18  Orphan Drug Designation  Rare Pediatric Disease Designation  Fast Track Designation • IND filing expected in 4Q17 • GLP biodistribution/toxicology study ongoing  Orphan Drug Designation  Rare Pediatric Disease Designation • Deliver therapeutic protein locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy Portfolio being developed in collaboration with

Autologous fibroblasts harvested from patients • Readily sourced, as fibroblasts are the most common cell type in skin and connective tissue • Reduced rejection and immunogenicity concerns because the donor is the patient • Established manufacturing process and regulatory pathway for autologous fibroblasts Lentiviral vector gene transfer • 3rd generation and self- inactivating for additional safety • Accommodates large gene constructs • Transduces both dividing and non-dividing cells • Target gene integration for long-term expression of the protein Ex vivo gene modified cells • Confirmation vector copy number and protein expression levels prior to dosing • Live virus is not administered directly into patients 4 Our Autologous Fibroblast Gene Therapy Platform Delivery Vehicle Vector Ex vivo Modification FCX-007 autologous dermal fibroblasts in culture

Personalized Biologics Approach 5

Development Pipeline 6 Program Condition Target Research Pre-Clinical Development Human Clinical Trials FCX-007 Recessive Dystrophic Epidermolysis Bullosa (RDEB) Type VII Collagen FCX-013 Moderate to Severe Localized Scleroderma MMP-1 Research Arthritis and Related Conditions TBD

FCX-007 Providing Hope for RDEB Patients 7 RDEB patients do not produce type VII collagen (COL7) due to mutation in COL7A1 gene • Main component of anchoring fibrils that connect skin layers FCX-007 is an autologous human dermal fibroblast transduced with a lentiviral (LV) vector encoded for COL7A1 • Local injection to the papillary dermis Photo credit: Science Photo Library

About RDEB 8 Disease Current Treatments Epidemiology • Cause: A mutation in the COL7A1 gene that encodes for COL7 • Devastating, progressive, painful blistering disease that often leads to death • Diagnosed at infancy • High mortality rate – 76% of RDEB patients do not live past their 30’s1 • Current treatments only address symptoms  Bandaging & antibiotics – bandaging alone can exceed $10,000 per month2  Feeding tubes  Surgery, including hand and esophageal Dystrophic EB (DEB) ~5,500 – 12,500 US3 • RDEB ~1,100 – 2,500 US4

Functional COL7 Expression Confirmation 9 Culture supernatant evaluated for in vitro COL7 expression • ELISA assay indicates virus dose-dependent protein expression • Trimeric form of COL7 produced by RDEB patient fibroblasts transduced with LV-COL7 •Must be trimeric to be functional Reference: Bruckner-Tuderman, Leena. Can Type VII Collagen Injections Cure Dystrophic Epidermolysis Bullosa? Molecular Therapy (2008) 17 1, 6–7. COL7 Formation Trimeric Form (900kDa) RD EB + C o n tr o l P u ri fi ed C OL 7 FC X -0 0 7 -0 1 FC X -0 0 7 -0 2 COL7 IP Immunoprecipitation (IP)/Western Blot Trimeric COL7 (900kDa) In vitro studies show FCX-007 results in expression of COL7 in functional trimeric form

RDEB Patient’s Non-Transduced Fibroblasts • RDEB patients lack COL7A1 gene that plays critical role forming anchoring fibrils & providing integral stability to skin • In vitro studies show production of functional trimeric structure COL7 which RDEB patients lack capability to produce • In vivo studies show COL7 expression detected at basement membrane zone and underlying dermis just 17 days after injection Xenografts on immunodeficient mice RDEB Patient’s Fibroblasts Transduced with FCX-007 Normal Human Fibroblasts FCX-007 is a personalized therapeutic approach addressing the underlying cause of RDEB No COL7 production After FCX-007 transduction COL7 (in green) production begins in same RDEB patient fibroblasts Treating Underlying Pathology of RDEB

FCX-007 Phase 1/2 Clinical Trial Design 11 Title A Phase 1/2 Trial of FCX-007 (Genetically-Modified Autologous Human Dermal Fibroblasts) for Recessive Dystrophic Epidermolysis Bullosa (RDEB) NCT02810951 Primary Objective To evaluate the safety of a single intradermal injection session of FCX-007 Secondary Objective To evaluate pharmacology and wound healing of FCX-007 Number of Patients Twelve RDEB patients consisting of six adults in the Phase 1 portion of the trial and six patients in the Phase 2 portion of the trial. Pediatric patients will be included in Phase 2, subject to FDA allowance. Investigator Site Stanford University School of Medicine Status Three adult patients dosed, manufacturing completed on the fourth patient Interim data readout provided in September 2017

FCX-007 Interim Data Readout • Interim read of data for three NC1+ adult Phase 1 patients, 12 weeks post-administration • Single injection session of FCX-007 to target wounds or preliminary safety assessment •Wounds treated ranged from 4.4cm2 to 13.1cm2 • FCX-007 was well tolerated through 12 weeks post-administration  No serious adverse events or product related adverse events  No replicative competent lentivirus (RCL) detected  Low to no autoantibody response detected • Positive early trends noted in pharmacology signals and wound healing • The Data Safety Monitoring Board (DSMB) concluded that safety and potential benefit were established, and allowed continuation of enrollment and dosing • Plans to implement dosing and increase expression; additional adults to be dosed in 4Q2017 12

FCX-007 Interim Readout: Wound Healing • Digital images captured and tracings performed  Skin tattoos and transparent overlays used as landmarks •Wounds monitored in the study prior to dosing were open at each monitoring visit up to 8 months • Compared to the baseline measurement collected at Day 0 pre-administration, wounds healing after a single injection session of FCX-007 resulted as follows: 13 Number of Wounds Meeting Criteria Percent Healing Four weeks post-administration 100% (5/5) > 75% healed 12 weeks post-administration 80% (4/5)* > 70% healed * Increase in size for one wound out of the data set may have potentially destabilized due to biopsy samples collected in the center of the wound bed Day 0 Pre-Administration 4 Weeks 12 Weeks 25% wounded 0% wounded Treated area: 10.3cm2 Right posterior leg White arrows denote tracking tattoo Dash lines represent target treatment area Day 0 pen markings denote injection locations 4 week solid lines denote remaining wounded areas

FCX-007 Interim Readout: Pharmacology 14Texas Red – C7/fNC1 + DAPI + FITC – laminin 332Texas Red – C7/fNC1 • Variable pharmacology signals detected throughout the data set in each patient for one or more assays through 12 weeks post-administration (qPCR, electron microscopy, immunofluorescence)  Anchoring fibrils have not been detected to date, whereas COL7 mRNA and COL7 protein have been confirmed in multiple patient samples, including one that detected linear expression of COL7 • Linear expression of COL7 in the basement membrane zone (BMZ) and expression in the dermis detected through 12 weeks post-administration

FCX-013 Development Progressing 15 • Product profile  Autologous fibroblasts genetically modified using lentivirus and encoded for matrix metalloproteinase 1 (MMP-1), a protein responsible for breaking down collagen  Target protein known to breakdown collagens  Incorporates Intrexon’s RheoSwitch Therapeutic System® (RTS®) to control protein expression • RTS® has previous human clinical trial experience • Proof-of-concept animal study data demonstrated protein expression, reduced thickness of fibrotic tissue • FDA designations: • Orphan Drug Designation for treatment of localized scleroderma • Rare Pediatric Disease Designation for treatment of moderate to severe localized scleroderma • GLP toxicology/biodistribution study ongoing • IND filing expected 4Q17

Localized Scleroderma 16 Disease Epidemiology • Excess production of collagen characterized by skin fibrosis and scars • Focus on moderate to severe subtypes, including linear • Thickening may extend to underlying tissue and muscle in children which may impair growth in affected limbs or forehead • Lesions appearing across joints impair motion and may be permanent • Localized Scleroderma ~160,000 sufferers US5 comprised of different sub- types  ~90,000 patients are considered severe6 Current Treatments Current treatments only address symptoms: • Systemic or topical corticosteroids • UVA light therapy • Physical therapy Photo: Reprinted from the Journal of the American Academy of Dermatology, Volume 59, Issue 3, Stéphanie Christen-Zaech, Miriam D. Hakim, F. Sule Afsar, Amy S. Paller. Pediatric morphea (localized scleroderma): Review of 136 patients, Figure 1, pp. 385-396. Copyright Sept 2008. Used with permission from Elsevier Ltd.

FCX-013 Proof-of-Concept Study 17 • Study Design  Bleomycin treated SCID mouse model  N=30 mice over test and control groups  Assessed histologically for reduction of dermal thickness and sub-dermal muscle in the presence of FCX-013 and oral ligand • Result  Bleomycin treatment resulted in skin fibrosis, measured by a significant increase in dermal thickness  Demonstrated that FCX-013 with ligand reduced the dermal thickness of fibrotic tissue to levels similar to non-bleomycin (saline) with ligand treated skin  Further reduced the thickness of the sub-dermal muscle layer Blecomycin treatments Ligand Treatment D0 D28 D29 D39 Cell injection Harvest skin samples CONTROL: Saline (no Bleo) No Cells TEST: Bleomycin FCX-013 CONTROL: Bleomycin Non-Modified Cells

Research Program for Arthritis 18 • Deliver therapeutic protein locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy • Combines Fibrocell’s autologous fibroblast technology with Intrexon’s cellular engineering to develop localized gene therapies • Focused on addressing chronic inflammation and degenerative diseases of the joint, including arthritis

Milestones and Financials 19 Program Milestones FCX-007 FDA grants Fast Track Designation January 2017 FCX-007 Phase 1/2 trial first adult patient dosed February 2017 FCX-007 DSMB recommendation (after 1 patient) May 2017 FCX-013 FDA grants Rare Pediatric Disease Designation June 2017 FCX-007 Phase 1/2 trial interim update September 2017 FCX-007 DSMB recommendation (after 3 patients) September 2017 FCX-007 Additional dosing of adult patients 4Q2017 FCX-013 IND filing 4Q2017 FCX-007 Initiation of pediatric enrollment 1Q2018 Financials • Cash = $15.9 million at June 30, 2017 • Current cash estimated to fund operations into 2Q18

References 1 Fine, J. et. al. (ed.). Epidermolysis Bullosa: Clinical, Epidemiologic, and Laboratory Advances and the Findings of the National Epidermolysis Bullosa Registry. The John Hopkins University Press, Baltimore, MD, 1999. 2 The Dystrophic Epidermolysis Research Association of America (DebRA). EB brochure, page 6: http://www.debra.org/DebraBrochure; accessed 07/20/15. 3 DEBRA International. What is EB Infographic: http://www.debra- international.org/epidermolysis-bullosa.html.; accessed 10/06/2014. 4 Petrof G., et. al. Fibroblast cell therapy enhances initial healing in recessive dystrophic epidermolysis bullosa wounds: results of a randomised, vehicle-controlled trial. Brit J Dermatol. 2013 Nov;169(5):1025-33. 5 Peterson LS et al. The epidemiology of morphea (localized scleroderma) in Olmsted County 1960-1993. J Rheumatol. 1997; 24:73-80. 6Leitenberger, et. al. Distinct autoimmune syndromes in morphea: a case study of 245 adult and pediatric cases. Arch Dermatol. 2009 May; 145(5):545-550. 20